UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2012
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On November 6, 2012, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the Fourth fiscal quarter and year ended September 30, 2012. A copy of that press release is attached as Exhibit 99.1.
As used herein, “GAAP” refers to accounting principles generally accepted in the United States.
The press release furnished in Exhibit 99.1 presents the financial results in accordance with GAAP. In addition, net income, consolidated operating income and earnings per share for the year ended September 30, 2011 are also presented on a non-GAAP basis. Information sufficient to reconcile the non-GAAP measure to the GAAP measure is also presented. This non-GAAP financial measure is not meant to be considered in isolation or as a substitute for the corresponding GAAP measure.
As noted in the press release, the only difference between the presented non-GAAP measures and the GAAP measures is the exclusion of the effect of a one-time charge related to the retirement of the Company’s former Chief Executive Officer and related tax benefit. The Company believes that excluding this one-time charge from the Company’s prior year's GAAP results allows management and investors to better understand the Company’s financial performance from period to period and in relation to the Company’s operating results. Management does not believe that the excluded one-time charge is reflective of underlying operating performance. The presentation of these non-GAAP financial measures facilitates an enhanced understanding of the Company’s actual and expected performance and enables more meaningful period-to-period comparisons.

Item 7.01 — Regulation FD Disclosure
On November 6, 2012, EZCORP, Inc. announced that it had entered into a multi-year agreement with The Western Union Company to provide money transfer and other payment services at EZCORP's locations in the United States, Mexico and Canada. A copy of that press release is attached as Exhibit 99.2.

The information set forth under Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 6, 2012, announcing EZCORP, Inc.’s results of operations and financial condition for the fourth fiscal quarter and year ended September 30, 2012
99.2	Press Release, dated November 6, 2012, announcing EZCORP, Inc.'s multi-year agreement with The Western Union Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	November 6, 2012	By:	/s/ Mark Kuchenrither
Mark Kuchenrither
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 6, 2012, announcing EZCORP, Inc.’s results of operations and financial condition for the fourth fiscal quarter and year ended September 30, 2012.
99.2	Press Release, dated November 6, 2012, announcing EZCORP, Inc.'s multi-year agreement with The Western Union Company.

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